UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   December 6, 2006


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(e) Departure of Directors or Principal Officers; Election
             of Directors; Appointment of Principal Officers;
             Compensatory Arrangements of Certain Officers


     On December 6, 2006, the 2006 Stock Incentive Plan (the "2006 Plan") became effective upon stockholder approval at our Annual Meeting of Stockholders. The Board of Directors adopted the 2006 Plan on September 27, 2006 subject to stockholder approval. The 2006 Plan replaced the Amended and Restated 1998 Stock Option/Restricted Stock Plan for future stock-based awards. The 2006 Plan provides for the issuance of 2,500,000 incentive or non-qualified stock options, shares of restricted stock, stock appreciation rights and stock units to officers, other employees and directors ("Participants"), and expires in December 2016. Awards granted under the 2006 Plan can be subject to performance goals and are subject to the following annual limits per participant: stock options - 250,000; stock appreciation rights - 250,000; shares of restricted stock and stock units to officers and other employees - 200,000; and shares of restricted stock and stock units to non-employee directors - 5,000.

     On December 6, 2006, the Amended and Restated 2001 Management Incentive Plan (the "Amended MIP") became effective upon stockholder approval at our Annual Meeting of Stockholders. The Board of Directors adopted the Amended MIP on September 27, 2006 subject to stockholder approval. The Amended MIP provides for 1,000,000 shares of restricted stock and cash or stock bonuses to be awarded to our CEO and other selected officers. Awards granted under the plan are subject to performance goals and to the following limits per officer: shares of restricted stock - 200,000 per year; and cash or stock bonuses - $3.0 million per performance period. Performance periods are limited to one year. The Amended MIP expires in December 2011.

     The Executive Compensation and Stock Option Committee will administer these two plans. The above are only brief descriptions of the terms and conditions of the plans, and these descriptions are qualified in their entirety by reference to the Amended MIP and the 2006 Plan filed as Exhibits 99.1 and 99.2, respectively.


Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits:

     The following exhibits are filed herewith:

99.1   Amended and Restated 2001 Management Incentive Plan
99.2   2006 Stock Incentive Plan
99.3 2006 Stock Incentive Plan - Form of Stock Grant Agreement for Chief Executive Officer
99.4 2006 Stock Incentive Plan - Form of Stock Grant Agreement for Executive Officers and Non-Employee Directors
99.5   2006 Stock Incentive Plan - Form of Incentive Stock
       Option Agreement for Executive Officers
99.6 2006 Stock Incentive Plan - Form of Nonstatutory Stock Option Agreement for Executive Officers and Non-Employee Directors
99.7 Amended and Restated 2001 Management Incentive Plan - Form of Restricted Stock Agreement
99.8 Amended and Restated 2001 Management Incentive Plan - Form of Stock Unit Award Agreement


                          EXHIBIT INDEX

Exhibit No.  Description of Exhibit
-----------  ---------------------------------------------------------
99.1         Amended and Restated 2001 Management Incentive Plan
99.2         2006 Stock Incentive Plan
99.3 2006 Stock Incentive Plan - Form of Stock Grant Agreement for Chief Executive Officer
99.4 2006 Stock Incentive Plan - Form of Stock Grant Agreement for Executive Officers and Non-Employee Directors
99.5 2006 Stock Incentive Plan - Form of Incentive Stock Option Agreement for Executive Officers
99.6 2006 Stock Incentive Plan - Form of Nonstatutory Stock Option Agreement for Executive Officers and Non-Employee Directors
99.7         Amended and Restated 2001 Management Incentive Plan -
             Form of Restricted Stock Agreement
99.8         Amended and Restated 2001 Management Incentive Plan -
             Form of Stock Unit Award Agreement

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

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        -----------------------------
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)


December 12, 2006
-----------------
(Date)

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